UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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                        AirTran Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIRTRAN HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of AirTran Holdings, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AirTran Holdings, Inc. (the "Company") will be held at the Renaissance Concourse Hotel, One Hartsfield Center Parkway, Atlanta, Georgia 30354 on Wednesday, May 15, 2002 at 11:00 a.m. Eastern Daylight Savings Time, for the following purposes:

     (1)     To elect two Class II Directors for a term of three years each;

     (2)     To consider and vote on a proposal to ratify and approve the Company's 2002 Long-Term Incentive Plan; and

     (3)     To transact such other business as may properly come before the meeting.

     Holders of the Common Stock of record at the close of business on March 28, 2002, will be entitled to notice of and to vote at the meeting.

     Whether or not you expect to be present in person at the meeting, please sign and date the accompanying proxy and return it promptly in the enclosed postage paid reply envelope. This will assist us in preparing for the meeting.

By Order of the Board of Directors, /s/ Richard P. Magurno Richard P. Magurno, Secretary

April 7, 2002
Orlando, Florida

AIRTRAN HOLDINGS, INC.
9955 AirTran Boulevard
Orlando, Florida 32827
(407) 251-5600

PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of AirTran Holdings, Inc., a Nevada corporation (the "Company"), to be voted at the Annual Meeting of the Stockholders of the Company to be held on May 15, 2002, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting of Stockholders will be held at the Renaissance Concourse Hotel, One Hartsfield Center Parkway, Atlanta, Georgia 30354, on Wednesday, May 15, 2002, at 11:00 a.m. Eastern Daylight Savings Time. This proxy statement and accompanying form of proxy were first sent or given to Stockholders on or about April 7, 2002. The Company's Annual Report for the year ended December 31, 2001, is being sent, concurrently herewith, to each Stockholder of record.

ABOUT THE MEETING

What is the purpose of the annual meeting?

     At the Company's annual meeting, Stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of Directors and voting on the 2002 Long-Term Incentive Plan. In addition, the Company's management will report on the performance of the Company during the 2001 year and respond to questions from Stockholders.

Who is entitled to vote?

     Only Stockholders of record at the close of business on the record date, March 28, 2002, are entitled to receive notice of the annual meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

     All Stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, may be limited. Admission to the meeting will be on a first-come, first-served basis. Each Stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 69,937,964 shares of Common Stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" Stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote FOR election of the nominated slate of Directors and a vote FOR approval of the 2002 Long-Term Incentive Plan.

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum.

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     Approval of the 2002 Long-Term Incentive Plan. The affirmative vote of the holders of a majority of the outstanding shares of the Company present at the meeting (in person or by proxy) will be required for approval of the 2002 Long-Term Incentive Plan.

     Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. The Company's management knows of no matter to be brought before the meeting other than those mentioned herein. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

How will proxies be solicited?

     Proxies will be solicited by mail. Proxies may also be solicited by officers and regular employees of the Company personally or by telephone or facsimile, but such persons will not be specifically compensated for such services. In addition, the Company has also engaged Georgeson Shareholder Communications, Inc. to assist in the distribution of the proxy statements and the solicitation process. The Company will bear the expenses of Georgeson Shareholder's services, currently estimated to be approximately $90,000. Banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding soliciting material to their principals, the beneficial owners of Common Stock of the Company. The expense of preparing, assembling, printing, mailing and soliciting proxies will be borne by the Company.

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STOCK OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners

     The following table sets forth, as of February 28, 2002 (unless otherwise indicated in the footnotes), certain information with respect to the Company's Common Stock owned beneficially by each Director, by each Nominee for election as a Director, by each Executive Officer, by all Executive Officers and Directors as a group and by each person known by the Company to be a beneficial owner of more than 5% of the outstanding Common Stock of the Company. Except as noted in the footnotes, each of the persons listed has sole investment and voting power with respect to the shares of Common Stock included in the table.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Ownership (2)
Boeing Capital Loan Corporation (3)	6,228,782	8.2%
Lewis H. Jordan (4)	2,242,620	3.1%
Joseph B. Leonard (5)	1,900,000	2.6%
Robert L. Priddy (6)	1,660,000	2.4%
Robert D. Swenson (7)	663,895	*
Robert L. Fornaro (8)	484,666	*
Thomas Kalil (9)	224,133	*
Stephen J. Kolski (10)	159,933	*
Don L. Chapman (11)	112,000	*
Richard P. Magurno (12)	52,000	*
Stanley J. Gadek (13)	46,666	*
William J. Usery, Jr. (14)	22,666	*
Jere A. Drummond, Nominee for Director (15)	4,500	*
J. Veronica Biggins (16)	2,766	*
All Executive Officers and Directors as a group (12 persons)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(16)	7,571,345	10.0%
__________________
* Less than 1%
(1)	Information with respect to beneficial ownership is based upon information furnished by each owner unless otherwise indicated.
(2)

The percent of outstanding Common Stock owned is determined by assuming that in each case the person only, or group only, exercised his or its rights to purchase all shares of Common Stock underlying presently exercisable stock options, convertible notes and warrants.

(3)

Ownership consists of shares of Common Stock which may be acquired by Boeing Capital Loan Corporation upon the conversion of convertible notes and the exercise of warrants as disclosed on a Schedule 13G dated April 12, 2001, filed with the Securities and Exchange Commission. The address of Boeing Capital Loan Corporation is 500 Naches Blvd., S.W., 3rd Floor, Renton, WA 98055.

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(4)	Mr. Jordan's ownership includes options to purchase 2,240,000 shares of Common Stock which are presently exercisable.
(5)	Mr. Leonard's ownership includes options to purchase 1,900,000 shares of Common Stock which are presently exercisable.
(6)	Mr. Priddy's ownership includes options to purchase 660,000 shares of Common Stock which are presently exercisable.
(7)

Mr. Swenson's ownership includes options to purchase 95,000 shares of Common Stock which are presently exercisable, 95,220 shares of Common Stock which are held by Mr. Swenson's wife and 97,720 shares of Common Stock which are held by Mr. Swenson as custodian for his minor children.

(8)	Mr. Fornaro's ownership includes options to purchase 441,666 shares of Common Stock which are presently exercisable or are exercisable within the next 60 days.
(9)	Mr. Kalil's ownership includes options to purchase 223,333 shares of Common Stock which are presently exercisable.
(10)	Mr. Kolski's ownership includes options to purchase 158,333 shares of Common Stock which are presently exercisable.
(11)

Mr. Chapman's ownership includes options to purchase 30,000 shares of Common Stock which are presently exercisable and 69,000 shares of Common Stock which are owned by a corporation of which Mr. Chapman is an officer and sole stockholder.

(12)	Mr. Magurno's ownership includes options to purchase 50,000 shares of Common Stock which are presently exercisable.
(13)	Mr. Gadek's ownership includes options to purchase 46,666 shares of Common Stock which are presently exercisable.
(14)	Mr. Usery's ownership includes options to purchase 6,666 shares of Common Stock which are presently exercisable or are exercisable within the next 60 days.
(15)	Mr. Drummond's ownership includes 4,500 shares which are owned by his wife.
(16)	Ms. Biggins' ownership includes options to purchase 1,666 shares of Common Stock which are presently exercisable or are exercisable within the next 60 days.

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PROPOSAL 1: ELECTION OF DIRECTORS

     The By-laws of the Company provide for a Board of Directors with staggered terms and for a Board consisting of not less than three, nor more than nine, Directors. The number of Directors has been set at eight for the ensuing year. Each year, at least 25% of the members of the Board of Directors are to be elected for a term of three years and until their successors are elected and qualified.

     The Company's Board of Directors is divided into three classes. The terms of the Class II Directors, currently Robert D. Swenson and William J. Usery, Jr., expire at the annual meeting to be held on May 15, 2002. The following persons have been nominated for election to the Board of Directors as Class II Directors for a three-year term expiring in 2005: Jere A. Drummond and William J. Usery, Jr. It is the intention of the persons named in the accompanying proxy form to vote for the election of all nominees unless otherwise instructed. If for any reason any such nominee is not a candidate when the election occurs, which event is not anticipated, it is the intention of the persons named in the accompanying proxy form to vote for the remaining nominees named and to vote in accordance with their best judgment if any substitute nominees are named.

Identification of Directors and Executive Officers

     The following table contains the name, age and position with the Company of each Executive Officer and Director of the Company. Their respective backgrounds are described in the text following the table.

Joseph B. Leonard

Robert L. Fornaro

Stanley J. Gadek
Thomas Kalil
Stephen J. Kolski
Richard P. Magurno
J. Veronica Biggins
Don L. Chapman
Jere A. Drummond
Lewis H. Jordan
Robert L. Priddy
Robert D. Swenson
William J. Usery, Jr.

Age 58 49 50 65 61 58 55 62 62 57 55 47 78

Position
Chairman of the Board, Chief Executive Officer and Director
(since 1999)
President, Chief Operating Officer of Company and Operating
Subsidiary, and Director (since 2001)
Senior Vice President - Finance and Chief Financial Officer
Senior Vice President - Customer Service of Operating Subsidiary
Senior Vice President - Operations of Operating Subsidiary
Senior Vice President, General Counsel and Secretary
Director (since 2001)
Director (since 1994)
Nominee for Director
Director (since 1993)
Director (since 1992)
Director (since 1997)
Director (since 2000)

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Executive Officers

      Joseph B. Leonard joined the Company in January 1999 as Chairman of the Board, President and Chief Executive Officer and since January 2001 has served as the Company's Chairman of the Board and Chief Executive Officer. From 1993 to 1998, Mr. Leonard served in various executive capacities for AlliedSignal, Inc. and its Aerospace division, last serving as the President and Chief Executive Officer of Marketing, Sales and Service of AlliedSignal Aerospace and Senior Vice President of AlliedSignal, Inc. during 1998. From 1991 to 1993, Mr. Leonard served as Executive Vice President of Northwest Airlines. Prior to that, Mr. Leonard served in various executive positions for Eastern Airlines from 1984 to 1990, as Assistant Vice President, Aircraft Maintenance for American Airlines from 1982 to 1984 and in various maintenance and quality control positions for Northwest Airlines from 1969 to 1982. Mr. Leonard was elected to the Board of Directors pursuant to the terms of his Employment Agreement with the Company.

     Robert L. Fornaro joined the Company in March 1999 as the President of its operating subsidiary and has also served as President of the Company since January 2001. Mr. Fornaro was designated Chief Operating Officer of the Company in March 2001 and continues to serve in such capacity. Mr. Fornaro also served as the Company's Chief Financial Officer from June 1999 until August 2000. From February 1998 until March 1999, he served as a consultant in the airline industry. From 1992 to February 1998, Mr. Fornaro served as Senior Vice President - Planning for US Airways. Prior to that, he served as Senior Vice President - Marketing Planning at Northwest Airlines from 1988 to 1992.

     Stanley J. Gadek joined the Company in July 2000 as Senior Vice President - Finance and Chief Financial Officer. With more than 20 years in the airline industry, Mr. Gadek most recently served as acting Chief Financial Officer of Atlas Air, which he joined in December 1997 as Vice President and Controller. Prior to Atlas, Mr. Gadek served as Vice President and Controller for Atlantic Coast Airlines from May 1994 to December 1997. Prior to joining Atlantic Coast, Mr. Gadek served as Assistant Controller for Continental Airlines. Mr. Gadek began his career in 1977 with Ernst & Young LLP.

     Thomas Kalil joined the Company in 1995 and held several senior positions before being named to his current position of Senior Vice President-Customer Service of the Company's operating subsidiary in June 2000. Prior to joining the Company, Mr. Kalil was Senior Vice President-Customer Service for Continental Airlines. Mr. Kalil's initial position with Continental in 1987 was Vice President, Station Operations. In the mid-1980's, Mr. Kalil served as Senior Director of Ground Services for Northwest Airlines. Mr. Kalil also held management positions at Southern Airways and Republic Airlines.

     Stephen J. Kolski has served as Senior Vice President - Operations of the Company's operating subsidiary since he joined the Company in March 1999. From 1995 until March 1999, he served as a consultant in the aerospace industry. From 1993 to 1995, he served as a Director, President and Chief Operating Officer of ATX, Inc. From 1990 to 1993, Mr. Kolski served as President and Chief Operating Officer of Continental Express. From 1966 to 1990, Mr. Kolski held various management positions with responsibilities over flight operations, aircraft

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maintenance and collective bargaining negotiations for National Airlines (1966 to 1980), New York Air which he co-founded (1980 to 1987) and Eastern Airlines (1987 to 1990).

     Richard P. Magurno joined the Company in August 2000 as Senior Vice President, General Counsel and Secretary. From 1998 until August 2000, Mr. Magurno operated a private aviation consulting practice. From 1994 until 1998, Mr. Magurno served as Senior Vice President and General Counsel for Trans World Airlines. From 1989 until 1994, he served as a partner in the law firm of Lord, Day & Lord, Barrett Smith in New York. Mr. Magurno spent almost 20 years with Eastern Airlines, beginning in 1970 as a staff attorney, from 1980 to 1984 as Vice President-Legal and from 1984 to 1988 as Senior Vice President, General Counsel and Secretary.

Nominees for Election as Directors for a Three-Year Term Expiring in 2005

     Jere A. Drummond was employed by BellSouth Corporation from 1962 until his retirement in December 2001. From January 2000 until December 2001, he served as Vice Chairman of BellSouth Corporation. From January 1998 until December 1999, he was President and Chief Executive Officer of the BellSouth Communications Group. Prior to that, Mr. Drummond served as President and Chief Executive Officer of BellSouth Telecommunications, Inc., BellSouth's local telephone service unit and largest subsidiary. Mr. Drummond also serves on the boards of directors of Borg-Warner Automotive and Centillium Communications, Inc.

     William J. Usery, Jr. has served as president of Bill Usery Associates, Inc., a labor-management consulting firm, since 1978. Previously Mr. Usery has served in many labor-management positions with the federal government, including as Secretary of Labor under President Ford from 1976 to 1977, as National Director of the Federal Mediation and Conciliation Service (FMCS) from 1973 to 1976 and as Assistant Secretary of Labor for Labor-Management Relations under President Nixon from 1969 to 1973.

Continuing Directors

     J. Veronica Biggins has served as Senior Partner of Heidrick & Struggles International, an executive search firm, since 1995. Ms. Biggins also serves as a director of Avnet Corporation, a distributor of semiconductors, components and computer products (since 1997) and NDC Health, a provider of electronic information products and services to the health care community (since 1995). Ms. Biggins is a Class III Director whose term will expire in 2004.

     Don L. Chapman has served as a Director of the Company since 1994. Mr. Chapman has served as President and Chief Executive Officer of Tug Manufacturing Corporation, an investment and printing press company, since he acquired that company in 1977. From March 2000 until January 2001, Mr. Chapman also served as President and Chief Executive Officer of Legacy Capital Investments. From December 1998 until March 2000, Mr. Chapman served as President of S&S Tug Manufacturing Company, a ground support equipment manufacturer which acquired that business from Tug Manufacturing Corporation. He served as Chief Executive Officer of Opti World, Inc., an optical superstore chain, from 1983 (when he founded

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that company) until 1995. Mr. Chapman serves as a director of Rare Hospitality (since 1992). Mr. Chapman is a Class I Director whose term will expire in 2003.

     Robert L. Fornaro is a Class III Director whose term will expire in 2004. As an Executive Officer of the Company, Mr. Fornaro's background is described above.

     Lewis H. Jordan is the owner and principal officer of Wingspread Enterprises, an investment and consulting firm which he founded in August 1997. Mr. Jordan served as President and Chief Operating Officer of the Company from June 1993 until November 1997. Until November 1996, Mr. Jordan also served as President and Chief Operating Officer of the Company's operating subsidiary. He served as President and Chief Operating Officer and as a director of Continental Airlines from August 1991 to March 1993 and served as Executive Vice President of that company from 1986 to August 1991. Mr. Jordan serves as a Director of Rare Hospitality (since 1998). Mr. Jordan is a Class I Director whose term will expire in 2003.

     Joseph B. Leonard is a Class I Director whose term will expire in 2003. As an Executive Officer of the Company, Mr. Leonard's background is described above.

     Robert L. Priddy is an investor and owner of RMC Capital, LLC, an investment company which he founded in February 1998. Mr. Priddy was employed as the Chairman of the Board and Chief Executive Officer of the Company from its inception until November 1997. He has served as a Director of the Company since he participated in its founding in 1992. Mr. Priddy is a Class III Director whose term will expire in 2004.

Director Whose Term of Office Expires at the Annual Meeting

     Robert D. Swenson is the owner and principal officer of Pacific Alaskan Airways, LLC, an aviation consulting firm in which he has been actively involved since September 1999. Mr. Swenson was elected as Chairman of the Board of the Company in November 1997 pursuant to the terms of the merger agreement with Airways Corporation and served in such position until January 1999 when Mr. Leonard joined the Company. He served as Chairman of the Board and Chief Executive Officer of Airways Corporation from April 1995 until November 1997 when Airways Corporation merged into the Company and he served as Chairman of the Board of AirTran Airways from June 1994 until November 1997. From June 1994 to January 1995, Mr. Swenson was President of AirTran Airways. Mr. Swenson served as Director, President and Chief Executive Officer of Mesaba Holdings, Inc. and its subsidiary, Mesaba Aviation, Inc. from 1981 to 1995 and was Chairman of the Board of Mesaba Holdings, Inc. and Mesaba Aviation, Inc. from 1986 to 1995.

Committees of the Board of Directors

     The Company has a standing Audit Committee and Compensation Committee. The Audit Committee consists of J. Veronica Biggins, Don L. Chapman and Robert L. Priddy. The Audit Committee met four times during the 2001 fiscal year. The Board of Directors and the Audit Committee have adopted a charter for the Audit Committee setting forth the structure, powers and responsibilities of the Audit Committee. Pursuant to the charter, the Audit

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Committee will be comprised of at least three members appointed by the Board of Directors, each of whom shall satisfy the membership requirements of independence and financial literacy.

     The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to oversee the Company's financial reporting process, including monitoring the integrity of the Company's financial statements and the independence and performance of the Company's internal and external auditors. Under its charter, the responsibilities of the Audit Committee include:

  review and recommend to the Board of Directors annually the selection of the independent auditors;
  review and discuss with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission;
  discuss with the independent auditors the conduct of the audit, the adequacy and effectiveness of the Company's accounting and financial controls and the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence;
  meet separately with the independent auditors and with the Company's internal auditors, as well as the Company's management, to discuss the results of their examination;
  review and discuss with management and the independent auditors the Company's interim financial statements as included in the Company's quarterly reports;
  report to the board of directors its conclusions with respect to the matters that the Audit Committee has considered; and
  review and reassess the adequacy of its charter annually and submit it to the Board of Directors for approval.

     The Compensation Committee currently consists of Robert D. Swenson and William J. Usery, Jr. The Compensation Committee met four times during 2001. In addition, the Compensation Committee took action by unanimous consent of its members on several occasions. The Compensation Committee is empowered to: (i) approve compensation levels for each Executive Officer who also serves as a member of the Board of Directors and for any other officer or employee of the Company whose annual base salary is in excess of $100,000; (ii) approve all incentive payments to each Executive Officer who also serves as a member of the Board of Directors; (iii) administer the Company's stock option plans, including the 2002 Long-Term Incentive Plan; and (iv) undertake administration, upon specific direction of the Board of Directors, of other employee benefit plans.

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Meetings of the Board of Directors

     The Board of Directors met five times during the Company's 2001 fiscal year and took action on one other occasion by unanimous written consent. Each incumbent Director other than J. Veronica Biggins attended at least 75% of the total of all Board and Committee meetings he was entitled to attend during the 2001 year. Ms. Biggins attended one of two Board of Directors meetings and one of two Audit Committee meetings held while she has served as a Director.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's Directors and Executive Officers, and persons who own more than 10% of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it with respect to transactions during 2001, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its Directors, Executive Officers and persons who own more than 10% of the Company's equity securities have been complied with except that the report on Form 4 for Robert L. Fornaro reporting an option exercise during March 2001 was filed late on July 24, 2001 and Mr. Fornaro's Form 4 reporting a purchase of shares during September 2001 was filed late on November 16, 2001; Stephen J. Kolski's purchase of shares during September 2001 was reported late on February 12, 2002; and William J. Usery, Jr.'s purchase of shares during September 2001 was reported late on February 12, 2002.

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BOARD AUDIT COMMITTEE REPORT

     The Audit Committee of the Company's Board of Directors has reviewed and discussed the audited financial statements with management and has discussed with Ernst & Young LLP, its independent auditors, the matters required to be discussed by SAS 61. Furthermore, the Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, and has discussed with Ernst & Young LLP its independence relative to the Company.

     Based on the review and discussion referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K.

Submitted by AUDIT COMMITTEE Don L. Chapman	J. Veronica Biggins	Robert L. Priddy

     The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

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EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table shows, for the fiscal years ended December 31, 1999, December 31, 2000, and December 31, 2001, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for such year, for the Company's Chief Executive Officer and the four most highly compensated other Executive Officers during 2001. Such table also indicates all capacities in which they served.

Summary Compensation Table
	Annual Compensation			Long-Term Compensa- tion Awards

Name and
Principal Position

Joseph B. Leonard, Chairman
  of the Board and Chief
  Executive Officer (1)

Robert L. Fornaro
  President and Chief
  Operating Officer (2)

Stephen J. Kolski
  Senior Vice President (3)

Thomas Kalil
  Senior Vice President

Richard P. Magurno, Senior
  Vice President, General
  Counsel and Secretary (4)

Year 2001 2000 1999 2001 2000 1999 2001 2000 1999 2001 2000 1999 2001 2000	Salary ($) 348,846 350,000 336,539 278,173 261,538 186,538 163,053 157,289 113,654 146,495 146,250 159,856 156,702 52,308	Bonus ($) 510,000 525,000 0 270,000 250,000 0 75,500 75,000 0 60,000 79,942 0 40,000 0	Other Annual Compensation ($) 0 0 100,000 1,050 0 0 1,050 0 0 0 0 0 0 0	Options (#) 1,000,000 0 1,500,000 150,000 100,000 350,000 45,000 25,000 150,000 0 55,000 0 35,000 150,000	All other Compensation ($) 0 150,000 0 0 0 0 0 0 0 0 0 0 0 0
(1) (2) (3)

A signing bonus of $100,000 is reflected as other annual compensation in 1999 and relocation expenses of $150,000 are reflected as other compensation in 2000. Mr. Leonard also served as President of the Company until January 2001.

Mr. Fornaro's "other annual compensation" for 2001 consists of matching contributions made by the Company to Mr. Fornaro's 401(k) account. Mr. Fornaro commenced employment with the Company in March 1999, and therefore, the compensation shown for him for 1999 is for the period from March 1999 through December 1999. Mr. Fornaro also served as Chief Financial Officer during 1999 and 2000.

Mr. Kolski's "other annual compensation" for 2001 consists of matching contributions made by the Company to Mr. Kolski's 401(k) account. Mr. Kolski commenced employment with the Company in

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(4)

March 1999, and therefore, the compensation shown for him for 1999 is for the period from March 1999 through December 1999.

Mr. Magurno commenced employment with the Company in August 2000, and therefore, the compensation shown for him for 2000 is for the period from August 2000 through December 2000.

None of the individuals listed above received perquisites or personal benefits during 2001 in excess of the lesser of $50,000 or 10% of his annual salary and bonus. The amount of such benefits to all Executive Officers as a group during 2001 was less than 10% of their aggregate annual salaries and bonuses.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee consists of Robert D. Swenson and William J. Usery, Jr., neither of whom are officers or employees of the Company.

Employment Agreements and Change of Control Arrangements

     Joseph B. Leonard. The Company entered into an amended employment agreement with Mr. Leonard on September 6, 2001, which provides for a three year term expiring on September 6, 2004, and severance pay of $500,000 in the event Mr. Leonard's employment is terminated by the Company without cause. Mr. Leonard's base salary under the amended employment agreement is $400,000 per year, subject to annual review by the Board of Directors, and he may earn a bonus of up to 150% of his base salary each year based on the profitability of the Company during the year. The amended employment agreement also provides that, upon a change of control, all of Mr. Leonard's stock options will become vested and Mr. Leonard will be entitled to a lump sum payment equal to the greater of his compensation for the previous twelve months or the average of his annual compensation for the previous three years. In connection with the execution of the employment agreement, Mr. Leonard was granted 1,000,000 options vesting 40% upon signing the agreement and 30% the first and second anniversaries of the agreement.

     Other Executive Officers. Upon a termination of employment of Mr. Fornaro, Kolski, Kalil, Gadek or Magurno after a change of control, the employee will be entitled to a continuance of his salary for a two-year period and all of his stock options will become vested.

     Robert L. Priddy. In connection with the retirement of Mr. Priddy as an executive officer of the Company in 1997, the Company entered into a consulting agreement with Mr. Priddy. The Company's consulting agreement with Mr. Priddy provides for payments of $100,000 per year through 2002 and $20,000 per year for 2003 and 2004.

     Lewis H. Jordan. In connection with the retirement of Mr. Jordan as an executive officer of the Company in 1997, the Company entered into a consulting agreement with Mr. Jordan. The Company's consulting agreement with Mr. Jordan provides for payments $100,000 per year to Mr. Jordan and his affiliated company through 2002 and $20,000 per year for 2003 and 2004.

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Option Grants in Last Fiscal Year

     The table below sets forth information regarding all stock options granted in the 2001 fiscal year under the Company's Stock Option Plans to those Executive Officers of the Company named in the Summary Compensation Table above.

	Number of Securities Underlying Options	% of Total Options Granted to Employees in Fiscal	Exercise	Market Price or Fair Value on Date	Expiration	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation (1)
	Granted	Year	Price	of Grant	Date	5%	10%
Joseph B. Leonard	1,000,000	60.2%	$ 6.08	$ 6.08	9/6/2011	$3,823,679	$9,689,954
Robert L. Fornaro	150,000	9.0%	$ 9.05	$ 9.05	5/16/2011	$853,724	$2,163,505
Stephen J. Kolski	45,000	2.7%	$ 9.12	$ 9.12	7/26/2011	$258,098	$654,072
Thomas Kalil	0	--	--	--	--	--	--
Richard P. Magurno	35,000	2.1%	$ 9.12	$ 9.12	7/26/2011	$200,743	$508,723

(1)

The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the price of the Company's stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

     The following table shows aggregate exercises of options during 2001 and the values of options held as of December 31, 2001 by those Executive Officers of the Company named in the Compensation Table above.

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options December 31, 2001 Exercisable (E)/ Unexercisable (U)		Value of Unexercised In-The-Money Options December 31, 2001 (1) Exercisable (E)/ Unexercisable (U)
Joseph B. Leonard	-	-	1,450,000	E	$3,956,500	E
Joseph B. Leonard	-	-	1,050,000	U	$1,918,500	U
Robert L. Fornaro	25,000	$ 80,489	241,666	E	$663,488	E
Robert L. Fornaro	-	-	333,334	U	$481,356	U
Stephen J. Kolski	-	-	108,333	E	$349,374	E
Stephen J. Kolski	-	-	111,667	U	$205,626	U
Thomas Kalil	-	-	223,333	E	$210,374	E
Thomas Kalil	-	-	36,667	U	$90,751	U
Richard P. Magurno	-	-	50,000	E	$117,500	E
Richard P. Magurno	-	-	135,000	U	$235,000	U

(1)	Amounts shown are based upon the closing sale price for the Company's Common Stock on December 31, 2001, which was $6.60 per share.

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Director Compensation

     The Company's outside Directors (Ms. Biggins and Messrs. Chapman, Jordan, Priddy, Swenson and Usery) receive a retainer of $5,000 per quarter plus meeting fees of $1,000 per meeting of the Board of Directors or Committee attended in person and $500 per meeting of the Board of Directors or Committee attended by phone in addition to reimbursement of their expenses in attending meetings of the Board of Directors. In addition, each outside Director is to receive options to purchase 5,000 shares of Common Stock upon the date of the Company's annual stockholders' meeting at the then current stock price, with vesting over three years of service on the Board of Directors.

BOARD COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

     The compensation of the Company's Executive Officers is determined by the Compensation Committee of the Board of Directors on an annual basis. The Compensation Committee considers all elements of compensation in making its determinations. With respect to those Executive Officers who do not serve on the Company's Board of Directors, the Compensation Committee also considers the recommendations of the Company's Chairman of the Board and Chief Executive Officer. The principal elements of compensation for the Company's Executive Officers are base salary, cash bonuses and stock incentives and stock options.

     Base Salary. The base salary of the Company's Chairman of the Board and Chief Executive Officer during 2001 (Joseph B. Leonard) was established at $400,000 per year under his amended employment agreement pursuant to negotiations between Mr. Leonard and the outside Board members. The amended employment agreement was signed on September 6, 2001.     In light of the difficult environment in the airline industry after the September 11 terrorist attacks, the base salaries of all Executive Officers were reduced by 15% through the end of 2001.

     Cash Bonuses. The Company adopted an Executive Incentive Compensation Plan for 2001 under which Mr. Leonard and other management employees became entitled to a bonus for 2001 based on the Company's profitability (calculated based on a return on equity) in excess of a base rate equal to the treasury bill rate. In making the calculation, nonrecurring charges were excluded and certain other items were adjusted to more accurately gauge the performance of the Company. Due to the Company's operating profit during 2001, incentive bonuses of $40,000 - $510,000 were paid to the Company's Executive Officers for the 2001 year in accordance with the Executive Incentive Compensation Plan.

     Stock Options. The Company has previously relied and intends to continue to rely heavily on stock options to provide incentive compensation to its Executive Officers and other key employees and to align their interests with those of the Company's Stockholders. In that regard, stock options were granted to the Company's officers during the year. All of these options are exercisable at fair market value. With the exception of the options granted to Mr. Leonard, which vest 40% upon the date of grant and 30% on each of the subsequent two

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anniversaries of the date of grant, all of the options granted to the Executive Officers will vest over three years. The vesting schedule is designed to encourage employment with the Company throughout the vesting period.

     Submitted by

     COMPENSATION COMMITTEE

     William J. Usery, Jr.          Robert D. Swenson

     The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

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STOCK PRICE PERFORMANCE GRAPH

     The following stock price performance graph compares the Company's performance to the New York Stock Exchange Composite Index and the Standard & Poors Airlines Index. The stock price performance graph assumes an investment of $100 in the Company and the two indexes, respectively, on December 31, 1996, and further assumes the reinvestment of all dividends. The Standard & Poors Airlines Index includes AMR Corporation, Delta Air Lines, USAir Group and Southwest Airlines. Stock price performance, presented for the period from December 31, 1996 through December 31, 2001 is not necessarily indicative of future results. The New York Stock Exchange Composite Index is shown in place of the American Stock Exchange Index (which was presented in 2000) and the Total Return Index for The Nasdaq Stock Market (US) (which was presented in 1999 and prior years) since the Company's stock is now traded on the New York Stock Exchange.

[STOCK PRICE PERFORMANCE GRAPH]

	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01

AirTran Holdings, Inc.	$100.00	$62.13	$40.77	$70.28	$112.61	$102.52

Standard & Poors Airlines Index	$100.00	$168.32	$162.83	$161.49	$240.61	$162.12

NYSE Composite Index	$100.00	$130.31	$151.88	$165.77	$167.44	$150.34

     The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deem filed under such Acts.

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RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the ensuing fiscal year. Ernst & Young LLP has served as the Company's independent auditors since its inception. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

     The fees and expenses for the annual audit of the Company's financial statements by Ernst & Young LLP for the fiscal year ended December 31, 2001 and the reviews of the Company's quarterly financial statements during the year were approximately $578,000.

Financial Information Systems Design and Implementation Fees

     There were no fees billed for financial information systems design and implementation services rendered by Ernst & Young LLP to the Company for the fiscal year ended December 31, 2001.

All Other Fees

     The aggregate fees billed for all other non-audit services, including fees for audit related services and tax-related services, rendered by Ernst & Young LLP to the Company for the fiscal year ended December 31, 2001 were approximately $517,000. The Company's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

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PROPOSAL 2: 2002 LONG-TERM INCENTIVE PLAN

     The Compensation Committee of our Board of Directors has determined that it is in the best interests of the Company and our stockholders to adopt the 2002 Long-Term Incentive Plan. We are asking Stockholders to ratify and approve the 2002 Long-Term Incentive Plan under which 5,000,000 shares of our common stock will be reserved for issuance under the 2002 Long-Term Incentive Plan.

     The Company operates in a competitive market and needs to be able to attract, motivate and retain employees, including its executive officers. A competitive environment exists for attracting and retaining such personnel. The availability of additional options for future grants will provide the Company with greater ability to attract and retain executive officers and other employees in the future by offering compensation packages competitive with those available from other potential employers, while continuing to allow the Company to use stock options as a significant component of compensation.

Our Board of Directors recommends that stockholders vote "FOR" Proposal 2.

     Set forth below is a summary of the principal features of the 2002 Long-Term Incentive Plan. A copy of the 2002 Long-Term Incentive Plan is included as Annex A to this Proxy Statement.

Summary of the 2002 Long-Term Incentive Plan

General

     The purpose of the 2002 Long-Term Incentive Plan is to promote our success by linking the interests of our employees, officers and directors to those of our Stockholders, and by providing participants with an incentive for outstanding performance. The Plan permits the grant of awards to selected employees, officers, directors and consultants. As a result, all employees, Board of Director members and consultants to the Company could be eligible to receive awards. However, it is the Company's initial intention that awards will be made only to officers and director level employees of the Company and to other selected employee groups. In all cases, the Compensation Committee will determine who will receive grants of awards and the amount of each award. There are approximately 50 officers and director level employees at the current time.

     The Company has committed to grant stock options under this Plan to its pilots (approximately 650 pilots at this time) pursuant to the Company's collective bargaining agreement with its pilots. The options will include 900,000 options exercisable at $8.35 per share plus additional options to be granted as a performance incentive as of April 1, 2002, April 1, 2003 and April 1, 2004 at 95% of the closing price of the Company's common stock at each grant date. The number of pilot options to be granted on April 1, 2002, 2003, 2004 is to be calculated under a formula based on the number of block hours flown by the Company during the previous calendar year. As a result, approximately 209,000 options will be granted to pilots as of April 1, 2002. The Plan authorizes the granting of awards in any of the following forms:

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  options to purchase shares of our common stock, which may be incentive stock options or non-qualified stock options stock appreciation rights
  performance shares
  restricted stock
  dividend equivalents, or
  other stock-based awards.

     To the extent an award granted under the 2002 Long-Term Incentive Plan is cancelled, expires or is forfeited, the shares subject to the award will be available for future grant under the Plan. The number of shares reserved under the Plan is also subject to adjustment for stock splits and similar events.

     The maximum number of options that may be granted to any one employee in any one calendar year is 1,500,000. The maximum number of shares underlying awards (other than stock options) that may be granted during any one calendar year under the 2002 Long-Term Incentive is 750,000 for executive officers whose deductible compensation is limited under the Internal Revenue Code.

     The maximum amount of cash compensation that may be paid during any one calendar year under the 2002 Long-Term Incentive Plan is $3,000,000 for executive officers whose deductible compensation is limited under the Internal Revenue Code.

Administration

     The 2002 Long-Term Incentive Plan is administered by the Compensation Committee of our Board of Directors. The Compensation Committee has the authority to:

  designate participants
  determine the type or types of awards to be granted to each participant and the number, terms and conditions of award establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2002 Long-Term Incentive Plan make all other decisions and determinations that may be required under the 2002 Long-Term Incentive Plan.

Stock Options

     The Compensation Committee is authorized under the 2002 Long-Term Incentive Plan to grant options, which may be incentive stock options or non-qualified stock options.

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All options will be evidenced by a written award agreement between us and the participant, which will include any provisions specified by the Compensation Committee. The terms of an incentive stock option must meet the requirements of Section 422 of the Internal Revenue Code.

Stock Appreciation Rights

     The Compensation Committee may also grant stock appreciation rights. Upon the exercise of a stock appreciation right, the holder has the right to receive the excess, if any, of the fair market value of one share of our common stock on the date of exercise, over the grant price of the stock appreciation right as determined by the Compensation Committee. All awards of stock appreciation rights will be evidenced by an award agreement reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the stock appreciation right, as determined by the Compensation Committee at the time of grant.

Performance Shares

     The Compensation Committee may grant performance shares to participants on terms and conditions as may be selected by the Compensation Committee. The Compensation Committee will have complete discretion to determine the number of performance shares granted to each participant and to set performance goals and other terms or conditions to payment of the performance shares in its discretion which, depending on the extent to which they are met, will determine the number and value of performance shares that will be paid to the participant.

Restricted Stock Awards

     The Compensation Committee may make awards of restricted stock to participants, which will be subject to restrictions on transferability and other restrictions as the Compensation Committee may impose, including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock. These awards may be subject to forfeiture upon termination of employment or upon a failure to satisfy performance goals during the applicable restriction period.

Other Stock-Based Awards

     The Compensation Committee may, subject to limitations under applicable law, grant other awards that are payable in or valued relative to shares of our common stock as deemed by the Compensation Committee to be consistent with the purposes of the 2002 Long-Term Incentive Plan, including without limitation shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions. The Compensation Committee will determine the terms and conditions of any other stock-based awards.

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Performance Goals

     In order to preserve full deductibility under Section 162(m) of the Internal Revenue Code, the Compensation Committee may determine that any award will be determined solely on the basis of:

  the achievement by the Company or a subsidiary of the Company of a specified target return, or target growth in return, on equity or assets total stockholder return, described as our stock price appreciation plus reinvested dividends, relative to a defined comparison group or target over a specific performance period our stock price
  the achievement by the Company or a business unit or subsidiary of the Company, of a specified target, or target growth in net income, earnings per share or similar measures, or any combination of the above.

     If an award is made on this basis, the Compensation Committee must establish goals prior to the beginning of the period for which the performance goal relates, or by a later date as may be permitted under applicable tax regulations, and the Compensation Committee may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfer and Beneficiaries

     No award under the 2002 Long-Term Incentive Plan is assignable or transferable other than by will or the laws of descent and distribution. However, the Compensation Committee may permit other transfers if it deems appropriate.

Acceleration upon Certain Events

     Any options or stock appreciation rights will thereafter continue or lapse in accordance with the other provisions of the 2002 Long-Term Incentive Plan and the award agreement. In addition, the Compensation Committee may at any time in its discretion declare any or all awards to be fully or partially vested and exercisable. The Compensation Committee may discriminate among participants or among awards in exercising such discretion.

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Termination and Amendment

     The Compensation Committee may at any time amend or terminate the 2002 Long-Term Incentive Plan without stockholder approval, but it may condition any amendment on the approval of our stockholders if such approval is necessary or advisable under tax, securities or other applicable laws, policies or regulations. The Compensation Committee may amend or terminate any outstanding award without approval of the participant, but an amendment or termination may not, without the participant's consent, reduce or diminish the value of the award determined as if it had been exercised, vested, cashed in or otherwise settled on the date of the amendment or termination.

New Plan Benefits

     All executive and non-executive officers, employees and directors of the Company shall be eligible for awards under the 2002 Long-Term Incentive Plan as determined by the Compensation Committee in its discretion. It is not possible, however, to determine the benefits and amounts that will be received by any individual participant or group of participants in the future.

Federal Income Tax Information

     The following discussion is a summary of the federal income tax provisions relating to the grant and exercise of awards under the 2002 Long-Term Incentive Plan and the subsequent sale of common stock acquired under this plan. The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently.

     Nonqualified Stock Options.  There will be no federal income tax consequences to a participant or to us upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, however, he will realize ordinary income in an amount equal to the excess of the fair market value of the option shares that he receives upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding deduction, subject to limitations under Section 162(m) of the Internal Revenue Code. Any gain (loss) that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain (loss), depending on how long the participant held the shares.

     Incentive Stock Options.  There typically will be no federal income tax consequences to a participant or to us upon the grant or exercise of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option

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shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange or other disqualifying disposition before the required holding period ends, he will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Section 162(m) of the Internal Revenue Code. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant's alternative minimum taxable income.

     Stock Appreciation Rights.  The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Section 162(m) of the Internal Revenue Code.

     Restricted Stock.  Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date, less any amount he paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to certain limitations under Section 162(m) of the Internal Revenue Code. If the participant files an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of grant of the restricted stock, he will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date, less any amount a participant paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to specified limitations under Section 162(m) of the Internal Revenue Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, he will not be able to recover the tax previously paid pursuant to his Section 83(b) election.

     Performance Shares.  A participant will not recognize income, and we will not be allowed a tax deduction, at the time performance shares are granted. When the participant receives payment under the performance shares, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to specified limitations under Section 162(m) of the Internal Revenue Code.

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OTHER MATTERS

Stockholders' Proposals for Annual Meeting to be held in 2003

     The Company plans to hold its 2003 Annual Meeting of Stockholders during the month of May. Any proposal of a Stockholder intended to be presented at said Annual Meeting of Stockholders must be received by the Company for inclusion in the proxy statement and form of proxy for that meeting no later than December 8, 2002.

Action on Other Matters at the Annual Meeting

     At this time, the Company does not know of any other matters to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this proxy statement. If any other matter comes before the meeting, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

     STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED, WITH RESPECT TO THE MATTERS IDENTIFIED THEREON, IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY.

By Order of the Board of Directors, /s/ Richard P. Magurno Richard P. Magurno, Secretary

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ANNEX A

AIRTRAN HOLDINGS, INC.

2002 LONG-TERM INCENTIVE PLAN

     1.  Purpose and Effect of the Plan. This Long-Term Incentive Plan (the "Plan") is intended to promote the interests of AirTran Holdings, Inc., a Nevada corporation (the "Company") and its stockholders by linking the personal interests of its employees, officers, consultants and directors to the Company's shareholders and by providing such persons with an incentive for outstanding performance. The Plan is also intended to aid the Company in competing with other enterprises for the services of new executives and key employees needed to help insure continued success of the Company. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees and officers, directors and consultants.

     2.  Effective Date; Term of Plan. The Plan shall be effective as of the date upon which it shall be approved by the Board; provided, however, that the Plan shall be submitted to the shareholders of the Company for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the shareholders and if the shareholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m). The Plan shall expire on January 23, 2012, unless sooner terminated as provided in Section 25 hereof.

     3.  Definition of Terms. In addition to words and terms that may be defined elsewhere in the Plan, the following words and terms as used in the Plan shall have the following meanings unless the context or use fairly indicates another or different meaning or intent, which definitions shall be equally applicable to both the singular and plural forms of such words and terms.

          A.     "Award" shall mean any Option, Stock Appreciation Right, RestrictedStock Award, Performance Share Award or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          B.     "Award Agreement" shall mean any written agreement, contract, notice to Participant or other instrument or document evidencing an Award.

          C.     "Board" shall mean the Board of Directors of the Company.

          D.     A "Change of Control" will be deemed to have occurred with respect to an Award in the event that, after the grant of such Award, any of the following events shall have occurred:

(i)	Any Person, or Persons acting together that would constitute a "group" (a "Group"), for purposes of Section 13(d) of the Securities Exchange Act of

1934 as from time to time amended, together with any Affiliates or Related Persons thereof (other than any employee stock ownership plan), beneficially owns 30% or more of the total voting power of all classes of voting stock of the Company;

(ii)

Any Person or Group, together with any Affiliates or Related Persons thereof, succeeds in having a sufficient number of its nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate or Related Person of such Person or Group, will constitute a majority of the Board of the Company;

(iii)

There occurs any transaction, or series of related transactions, and the beneficial owners of the voting stock of the Company immediately prior to such transaction (or series) do not, immediately after such transaction (or series) beneficially own voting stock representing more than 50% of the voting power of all classes of voting stock of the Company (or in the case of a transaction (or series) in which another entity becomes a successor to the Company, of the successor entity); or,

(iv)	The Company shall cease to own a majority of the capital stock of AirTran Airways, Inc.

          E.  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          F.  "Committee" shall have the meaning set forth in Section 4 hereof.

          G.  "Common Stock" shall mean the common stock of the Company, $.001 par value per share.

          H.  "Company" shall mean AirTran Holdings, Inc., a Nevada corporation.

          I.  "Covered Employee" shall mean a covered employee as defined in Code Section 162(m)(3), provided that no employee shall be a Covered Employee until the deduction limitations of Code Section 162(m) are applicable to the Company and any reliance period under Code Section 162(m) has expired.

          J.  "Disability" shall mean any permanent and total disability as defined in the Company's long-term disability plan, and the date of any such disability shall be deemed to be the day following the last day the Participant performed services for the Company.

          K.  "Effective Date" shall have the meaning set forth in Section 2 hereof.

          L.  "Employee" shall mean any employee of the Company, including officers or directors of the Company who are employees of the Company.

          M.  "Fair Market Value" shall mean the fair market value of a share of Common Stock on a particular date determined as follows. In the event the Company's Common Stock is listed upon an established stock exchange, Fair Market Value shall be deemed to be the

2

closing price of the Company's Common Stock on such stock exchange on such date or, if no sale of the Company's Common Stock shall have been made on any stock exchange on that day, the Fair Market Value shall be determined as such price for the next preceding day upon which a sale shall have occurred. In the event the Company's Common Stock is not listed upon an established exchange, the Fair Market Value on such date shall be determined by the Committee.

          N.  "Incentive Stock Option" or "ISO" shall mean any Option under this Plan which is intended to be an incentive stock option under Code Section 422.

          O.  "Non-Employee Directors" shall mean members of the Company's Board who (i) are not current employees of the Company, (ii) are not former employees of the Company currently receiving compensation for prior services (other than pursuant to a tax qualified retirement plan), (iii) have not been an officer of the Company and (iv) do not receive remuneration, directly or indirectly, from the Company in any capacity other than as a member of the Board.

          P.  "Non-Employees" shall mean any consultant of the Company or member of the Board of the Company who is not an employee of the Company.

          Q.  "Non-Qualified Stock Option" or "NQSO" shall mean any Option granted under this Plan which is not intended to qualify as an incentive stock option under Code Section 422.

          R.  "Option" shall mean a stock option, whether an ISO or NQSO, granted under Section 7 hereof.

          S.  "Option Price" shall mean the purchase price of a Share of Common Stock under an Option.

          T.  "Other Stock-Based Award" shall mean a right, granted to a Participant under Section 11 hereof, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          U.  "Parent" shall mean any corporation which at the time qualifies as a parent of the Company under the definition of "parent corporation" contained in Code Section 424(e).

          V.  "Participant" shall mean an Employee or Non-Employee to whom an Award is granted under the Plan.

          W.  "Performance Share" shall mean a right granted to a Participant under Section 9 hereof, to receive cash, Stock or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          X.  "Plan" shall mean the AirTran Holdings, Inc. 2002 Long-Term Incentive Plan, as amended from time to time.

          Y.  "Restricted Stock Award" shall mean Stock granted to a Participant under Section 10 hereof that is subject to certain restrictions and to risk of forfeiture.

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          Z.  "SAR" or "Stock Appreciation Right" shall mean an award as set forth in Section 8 hereof.

          AA.  "SEC" shall mean the Securities and Exchange Commission.

          BB.  "Shares" shall represent the shares of Common Stock in the Company that may be acquired by exercise of Options or other Awards granted hereunder.

          CC.  "Stock" shall mean the Common Stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Section 13 hereof.

          DD.  "Subsidiary" shall mean any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

     4.  Administration. The Plan shall be administered by a Committee (the "Committee") consisting of not less than two members all of whom shall be Non-Employee Directors.

          A.  The Committee shall be appointed by the Board from its membership. Until such time as the Committee is appointed, the Compensation Committee of the Board (if there is one, otherwise, the entire Board) shall serve as the Committee. The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee, however caused, shall be filled by the Board.

          B.  Except as provided in Section 6, members of the Committee shall not include any person who, during the one (1) year preceding the date on which such member is first appointed to the Committee and during the time he serves on the Committee, has been granted or awarded equity securities or options therefor under this Plan or any other plan of the Company or any of its affiliates.

          C.  The Committee may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan and make such other determinations and take such other action as it deems necessary or desirable for the administration of the Plan and the protection of the Company except as otherwise reserved to the Board or the stockholders of the Company. Without limiting the generality of the foregoing, the Committee, in its discretion, may treat all or any part of any period during which a Participant is on military duty or on an approved leave of absence from the Company as a period of employment of such Participant by the Company for purposes of accrual of his rights under his Award. In addition, the Committee shall have the specific authority to take the following actions:

(i)	Designate Participants;
(ii)	Grant Awards;

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(iii)	Determine the type or types of Awards to be granted to each Participant;
(iv)	Determine the number of Awards to be granted and the number of shares of Stock to which an Award shall relate;
(v)

Determine the terms and conditions of any Award granted under the Plan, including but not limited to the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse or forfeiture restrictions or restrictions on the exercisability of an award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion shall determine;

(vi)

Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards or other property, or an Award may be canceled, forfeited or surrendered;

(vii)	Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;
(viii)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;
(ix)	Decide all other matters that must be determined in connection with an Award;
(x)

Require a minimum holding period between the grant and exercise of any Option or other Award, to determine that the Awards granted to a Participant may be exercised only in installments and to specify such conditions precedent to the exercise of any Award as the Committee may deem advisable;

(xi)	Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
(xii)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;
(xiii)	Amend the Plan or, with the consent of any adversely affected Participant, any Award Agreement ; and
(xiv)

At its sole discretion and with the consent of the Participant, cancel any Award and issue to the Participant a new Award for any equivalent or lesser number of Shares, and at a lesser exercise price. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.

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          D.  No member of the Committee shall be liable for any action taken or omitted or determination made in good faith with respect to the Plan or any Award granted under the Plan.

          E.  The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding and conclusive on all parties.

     5.  Shares Subject to Plan.

          A.  Authorized Shares. Subject to adjustment as provided in Section 13 hereof, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 5,000,000 shares. No separate limit shall apply to ISO's or to Awards other than options. As a result, the number of ISO's that may be granted under this Plan shall not exceed 5,000,000 and the number of Awards (other than options) that may be granted under this Plan shall not exceed 5,000,000. However, the aggregate number of options (including exercised options) plus Awards (other than options) that may be outstanding at any one time shall not exceed 5,000,000. The maximum number of options that may be granted to any one Employee in any calendar year shall not exceed 1,500,000.

          B.  Lapsed Awards. To the extent that an Award is canceled, terminates, expires, is forfeited, lapses for any reason or is swapped for other shares or Awards, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan. In addition, shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan. Substitute awards issued in the course of acquisition of another company shall also be excluded in determining the number of options or Awards outstanding.

          C.  Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     6.  Eligibility. Awards may be granted to those Employees and Non-Employees of the Company selected by the Committee in its sole discretion from time to time who have and exercise key management functions for the Company or who discharge other responsibilities important to the success of the Company. Notwithstanding anything to the contrary in this Plan, an Award may be granted to a director who is a member of the Committee if otherwise exempt from Section 16(b) of the Securities Exchange Act of 1934 pursuant to Regulation Section 240.16b-3, SEC interpretations thereof or any subsequently promulgated rule or regulation. The granting of an Award to any Participant shall neither entitle such Participant to, nor disqualify such Participant from, participation in any future Awards.

     7.  Stock Options.

          A.  Grant of Options. The Committee shall have the authority, subject to the terms of the Plan, to: (a) determine and designate from time to time those key employees (including officers), consultants and directors to whom Options are to be granted; (b) determine

6

the number of Shares subject to each Option; (c) determine the duration of the exercise period for any Option; (d) determine the conditions to be met (if any) prior to the exercisability of any Options; (e) determine that the Options granted to a Participant may be exercised only in installments; and (f) specify such other terms and conditions of each Option as the Committee in its sole discretion deems advisable. The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee.

          B.  Terms and Conditions of Options. Each Option shall be evidenced by an Option Agreement which shall contain such terms and conditions consistent with the provisions of the Plan as may be approved by the Committee. Each Option granted under the Plan shall be subject to such terms and conditions as follows:

(i)

Terms of ISO's. ISO's granted hereunder shall be subject to the terms and conditions contained in subparagraphs (ii)-(ix) below and to such other terms and conditions as the Committee may deem appropriate; provided, however, that no Option that is intended to qualify as an ISO shall be subject to any condition that is inconsistent with the provisions of Code Section 422(b). In the event that any condition imposed hereunder on an Option intended to qualify as an ISO is at any time determined by the Internal Revenue Service or a court of competent jurisdiction to be inconsistent with Code Section 422, then such Option shall be deemed to have been granted without such condition and such Option shall continue in effect under such remaining terms and conditions as may be applicable as if the invalid condition had not been included.

(ii)

Option Period. Each ISO Option Agreement shall specify the period during which the ISO thereunder is exercisable (which shall not exceed ten years from the date of grant) and shall provide that the ISO shall expire at the end of such period.

(iii)

Option Price. The Option Price per share shall be determined by the Committee at the time any ISO is granted and shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the day that the ISO is granted. Such price shall be subject to adjustment as provided in Section 13.

(iv)

Ten Percent Stockholders. ISO's shall not be granted to any Employee who, immediately before the ISO is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary; provided, however, that this prohibition shall not apply if at the time such ISO is granted the Option Price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock and such ISO is not exercisable after the expiration of five (5) years from the date such ISO is granted.

(v)

Limit on Incentive Stock Options. To the extent the aggregate Fair Market Value of the shares (valued at the time of grant in accordance with subparagraph (iii) above) with respect to which ISO's (determined without regard to this subparagraph (v)) are exercisable for the first time by any individual during any calendar year (under all incentive stock option plans of the Company and any Parent and Subsidiary) exceeds $100,000, such ISO's in excess of $100,000 shall be treated as Options which are

7

NQSO's. This subparagraph (v) shall be applied by taking ISO's into account in the order in which they were granted.
(vi)

Termination of Employment other than as a Result of Death or Disability. Except as otherwise provided in Section 12K hereof, an ISO of any Participant who shall cease to be an Employee other than as a result of his death or disability shall be exercisable only to the extent exercisable on the date of termination of employment (i.e., to the extent vested) and must be exercised on or before the option expiration date specified in the Option Agreement but in no event later than the date that is three (3) months following the date of termination of employment. To the extent any ISO is not exercisable on the date of termination of employment, (i.e., to the extent not vested) such ISO shall terminate on the date of termination of employment. To the extent any ISO is not exercised within the time period provided, such ISO shall terminate as of the date of expiration of such time period. Nothing in the Plan shall be construed as imposing any obligation on the Company to continue the employment of any Participant or shall interfere or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

(vii)

Termination of Employment as a Result of Death or Disability. In the event of the death or disability of the Participant while employed by Company, the personal representative of the Participant (in the event of his death) or the Participant (in the event of his disability) may, subject to the provisions hereof and before the date (the "Option Termination Date") specified in the ISO Option Agreement, which date is not later than the earlier of the ISO's expiration date or the expiration of one (1) year after the date of such death or disability, exercise the ISO granted to such Participant to the same extent the Participant might have exercised such ISO on the date of his death or disability, but, unless otherwise provided in the ISO Option Agreement, not further or otherwise. To the extent any ISO is not, and does not in accordance with the terms of the Option Agreement become, exercisable as of the date of the death or disability of a Participant, such ISO shall terminate on the date of death or disability. To the extent any ISO is not exercised within the time period provided, such ISO shall terminate as of the date of expiration of such time period.

(viii)

Period to Exercise Option. Any ISO granted hereunder may, prior to its expiration or termination, be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it shall have then become exercisable. An ISO granted hereunder may become exercisable after satisfaction of certain conditions or in installments as determined by the Committee; provided, however, that if the Committee grants an ISO or ISO's exercisable after satisfaction of certain conditions or in more than one installment, and if the employment of a Participant holding such ISO is terminated, then unless the ISO Option Agreement provides otherwise, the ISO shall be exercisable in accordance with the terms of subparagraph (vi) or (vii) only as to such number of shares as to which the Participant had the right to exercise the ISO on the date of termination of employment.

(ix)	Non-Employees. No ISO may be granted to any person who is a Non-Employee.

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          C.  Terms of NQSO's. NQSO's granted hereunder shall be subject to the terms and conditions contained in subparagraphs (i)-(iii) below, other applicable provisions of this Plan and to such other terms and conditions as the Committee may deem appropriate.

(i)

Option Period. Each NQSO Option Agreement shall specify the period during which the Option thereunder is exercisable (which shall not exceed ten years from the date of grant) and shall provide that the NQSO shall expire at the end of such period.

(ii)	Option Price. The Option Price per Share shall be determined by the Committee at the time any NQSO is granted. Such price shall be subject to adjustment as provided in Section 13.
(iii)

Period to Exercise Option. Any NQSO granted hereunder may, prior to its expiration or termination, be exercised from time to time, in whole or in part, up to the total number of Shares with respect to which it shall have then become exercisable. An NQSO granted hereunder may become exercisable after satisfaction of certain conditions or in installments as determined by the Committee; provided, however, that if the Committee grants an Option exercisable after satisfaction of certain conditions or in more than one installment, and if the employment or engagement (as an independent contractor, Board member or otherwise) of a Participant holding such Option is terminated, then unless the Option Agreement provides otherwise, the Option shall be exercisable only as to such number of Shares as to which the Participant had the right to exercise the Option on the date of termination.

          D.  Exercise of Option. The exercise of any Option under the Plan shall be subject to the provisions of subparagraphs (i) and (ii) below and other applicable provisions of this Plan.

(i)

Method of Exercising Option. Any Option granted hereunder or any portion thereof (in whole Shares only) may be exercised by the Participant by (a) delivering to the Company at its main office (attention its Secretary, Assistant Secretary or Chief Financial Officer) written notice which shall set forth the Participant's election to exercise a portion or all of his Option, the number of Shares with respect to which the Option rights are being exercised, and such other representations and agreements as may be required by the Company to comply with applicable securities laws to which the Company is subject, and (b) paying in full the Option Price of the Shares purchased. Upon receipt of such notice and payment, the Company shall issue and deliver to the Participant a certificate for the number of Shares with respect to which Options were so exercised. In the Option Agreement, the Committee may require the exercise of Options by any Participant to comply with the requirements of the SEC.

(ii)

Payment of Option Price. The Option Price of the Shares as to which an Option is exercised shall be paid in full to the Company at the time of exercise. The payment may be made either in cash or its equivalent or, where permitted by law and approved by the Committee in its sole discretion: (a) by delivery of a promissory note on terms and conditions acceptable to the Committee; (b) by cancellation of indebtedness of

9

the Company to the Participant; (c) by surrender of shares of Common Stock of the Company having a Fair Market Value equal to the exercise price of the Option; (d) by instructing the Company to withhold shares otherwise issuable pursuant to an exercise of an Option having a Fair Market Value equal to the exercise price of the Option (including withheld shares); (e) by waiver of compensation due or accrued to the Participant for services rendered; or (f) by any other means approved by the Committee. Participants who are not Employees shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares so purchased. Notwithstanding anything to the contrary above, the Committee, in its discretion, may suspend or terminate the right of Participants to pay in a form other than cash should the Committee deem such action to be in the best interests of the Company.

     8.  Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

          A.  Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive in cash, shares of Stock or a combination thereof, as set forth in the Award Agreement or as determined by the Committee, (i) the excess, if any, of the Fair Market Value of one share of Stock on the date of exercise over the grant price of the Stock Appreciation Right as determined by the Committee, with the result multiplied by (ii) the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

          B.  Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

     9.  Performance Shares. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be determined by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

          A.  Right to Payment. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

          B.  Other Terms. Performance Shares may be payable in cash, Stock or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement. At the time of granting the Award, the Committee, in the Award Agreement or by other Plan rules, shall determine the performance factors applicable to

10

the number of Performance Shares to be earned as set forth below and the period over which performance will be measured. The performance factors selected by the Committee in respect of Performance Shares shall be based on any one or more of the following: total shareholder return; return on equity, assets, capital or investment; operating, pre-tax or after-tax profit levels expressed in either absolute dollars, earnings per share or increases of the same; revenues or revenue growth; Stock price; cash flow; economic or cash value added; results of customer satisfaction surveys; and other measures of performance, quality, safety, productivity or process improvement. Such performance goals may be determined solely by reference to the performance of the Company, a Subsidiary of the Company, or a division or unit of any of the foregoing, or based on comparisons of any of the performance measures relative to other companies. These factors may have a minimum performance standard below which no amount will be paid, a target performance standard and a maximum performance standard above which no additional payments will be made. The applicable performance period shall not exceed 10 years. Performance-based awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

     10.  Restricted Stock Awards. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be determined by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

          A.  Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals, lapse of time or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

          B.  Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

          C.  Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

11

     11.  Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

     12.  General Provisions Applicable to Awards.

          A.  Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

          B.  Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

          C.  Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

          D.  Limits on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

          E.  Beneficiaries. Notwithstanding Section 12D hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the

12

Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

          F.  Stock Certificates. All Stock issuable under the Plan shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

          G.  Acceleration Upon Death or Disability. To the extent provided in a Participant's Award Agreement, upon the Participant's death or Disability during his employment or service as a director, all outstanding Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7B(v), the excess Options shall be deemed to be Non-Qualified Stock Options.

          H.  Acceleration. Whether or not a Change in Control shall have occurred, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 12H.

          I.  Effect of Acceleration. If an Award is accelerated under Section 12G, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

          J.  Performance Goals. In order to preserve the deductibility of an Award under Code Section 162(m), the Committee may determine that any Award granted pursuant to

13

this Plan to a Participant is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the Company's total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder), and the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee (or its designee) in each case that the performance goals and any other material conditions were satisfied. The maximum dollar amount of cash compensation that may be paid to a Covered Employee during a calendar year as a result of any Awards under this Agreement shall not exceed $3,000,000. The maximum number of shares underlying Awards (other than stock options) which can be awarded to any Covered Employee during a calendar year shall not exceed 750,000.

          K.  Termination of Employment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur (i) in a circumstance in which a Participant transfers from the Company to its Parent or one of its Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from a Subsidiary to another Subsidiary, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or other disposition of the Participant's employer from the Company or its Parent or any Subsidiary. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, the Parent or a Subsidiary for purposes of Section 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.

          L.  Loan Provisions. With the consent of the Committee, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option granted under this Plan and/or with respect to the payment of the purchase price, if any, of any Award granted hereunder and/or with respect to the payment by the Participant of any or all federal and/or state income taxes due on account of the granting or exercise of any Award hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan(s), including the interest rate to be charged in respect of any such loan(s), whether the loan(s) are to be made with or without recourse against the borrower, the collateral or other security, if any, securing the repayment of the loan(s), the terms on which the loan(s) are to be repaid and the conditions, if any, under which the loan(s) may be forgiven.

14

          M.  No Fractional Shares. Notwithstanding anything herein to the contrary, no fractional Shares may be issued under the Plan.

     13.  Capital Adjustments. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limit under Section 5A shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limit under Section 5A shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor.

     14.  Reservation of Shares. The Company, during the term of any Awards granted hereunder, will at all times reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction any requisite authority in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Awards granted under the Plan. If, in the opinion of the Company's counsel, the issuance or sale of any Shares hereunder shall not be lawful for any reason, including the inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary for such issuance or sale, the Company shall not be obligated to issue or sell any such Shares.

     15.  Securities Laws. Upon the exercise of an Option or other Award granting a Participant shares of Stock at a time when there is not in effect under the Securities Act of 1933, as amended (the "Act"), a current registration statement relating to the Shares to be received upon such exercise, the Participant shall represent and warrant in writing to the Company that the Shares purchased are being acquired for investment and not with a view to the distribution thereof and shall agree to the imposition of a legend on the certificate or certificates representing said Shares in substantially the following form and such other restrictive legends as are required or advisable under the provisions of any applicable laws:

This share certificate and the Shares represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), nor under the securities laws of any state and shall not be transferred at any time in the absence of (i) an effective registration statement under the Act and any other applicable state law with respect to such Shares at such time; or (ii) an opinion of counsel satisfactory to the Company and its counsel to the effect that such transfer at such time will not violate the Act or any applicable state securities laws; or (iii) a "no action" letter from the Securities and Exchange Commission and a comparable ruling from any applicable state agency with respect to such state's securities laws.

No Shares shall be issued or sold upon the exercise of any Option or other Award unless and until (i) the full amount of the purchase price has been paid as provided in the Award Agreement

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for such Award and (ii) the then applicable requirements of the Act, the applicable securities laws of any other jurisdiction, as any of the same may be amended, the rules and regulations of the SEC and any other regulations of any securities exchange on which the Shares may be listed shall have been fully complied with and satisfied.

     16.  No Rights As Stockholders. A Participant shall not have any rights as a stockholder with respect to any Shares covered by any Option granted hereunder until the issuance of a certificate for such Shares. No adjustment shall be made on the issuance of a share certificate to a Participant as to any distributions or other rights for which the record date occurred prior to the date of issuance of such certificate.

     17.  No Rights to Awards. No Participant or any eligible individual shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible individuals uniformly.

     18.  No Right to Continued Service. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or the Parent or any Subsidiary to terminate any Participant's employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or the Parent or any Subsidiary.

     19.  Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or the Parent or any Subsidiary.

     20.  Withholding. The Company or the Parent or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     21.  Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or the Parent or any Subsidiary unless provided otherwise in such other plan.

     22.  Indemnification and Exculpation. Each person who is or shall have been a member of the Board or of the Committee shall be indemnified and held harmless by the Company against and from any and all loss, costs, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or

16

proceeding to which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Company's written approval) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of his lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against him, he shall in writing give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any obligation that the Company may have to indemnify him or hold him harmless. Each member of the Board or of the Committee and each officer and employee of the Company shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Board or of the Committee, or an officer or employee of the Company, be held liable for any determination made, or other action taken, or any omission to act in reliance upon any such information as referred to in the preceding sentence, or for any action (including the furnishing of information) taken, or any omission to act, when any such determination, action or omission is made in good faith.

     23.  Use of Proceeds. Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

     24.  Expenses. The expenses of administering the Plan shall be borne by the Company and its Parent or Subsidiaries.

     25.  Amendment and Discontinuance. The Board of the Company may terminate, suspend or amend the Plan in any respect at any time, except that no action of the Board may alter or impair a Participant's rights under any outstanding Option or Award without his consent and, without the prior approval of a majority interest of the stockholders: (i) the total number of Shares that may be optioned and sold under the Plan may not be increased (except by adjustment pursuant to Section 13); (ii) the expiration date of the Plan may not be extended; and (iii) the class or persons eligible to participate in the Plan may not be changed.

     26.  Additional Provisions. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

     27.  Governing Law; Government and Other Regulations. Except as the same may be governed by the Code and any applicable federal securities laws, the Plan and any Options or other Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Nevada. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

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     28.  General. The granting of an Award shall impose no obligation upon the Participant to exercise such Award. As herein used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders, unless the context or use shall fairly require a different construction. Section or paragraph headings are employed herein solely for convenience of reference, and such headings shall not affect the validity, meaning or enforceability of any provision of the Plan. All references herein to "Section", "paragraph" or "subparagraph" shall mean the appropriately numbered Section, paragraph or subparagraph of the Plan except where reference is made to the Code or any other specified law or instrument.

     AS APPROVED BY THE BOARD OF DIRECTORS OF AIRTRAN HOLDINGS, INC. ON JANUARY 23, 2002.

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PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 15, 2002
AIRTRAN HOLDINGS, INC.

The undersigned hereby appoints Joseph B. Leonard and Richard P. Magurno, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock held of record on March 28, 2002, at the Annual Meeting of the Stockholders to be held on May 15, 2002, at 11:00 A.M. at the Renaissance Concourse Hotel, One Hartsfield Center Parkway, Atlanta, Georgia 30354, or any adjournment thereof.

1.     Proposal 1: Election of Directors

[ ]	Vote for all nominees listed at right (except as marked to the contrary at right)	Jere A. Drummond William J. Usery, Jr.
[ ]	Withhold authority to vote for all nominees listed at right
(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list at right).

2.     Proposal 2: Approval of 2002 Long-Term Incentive Plan

[ ] [ ] [ ]	FOR AGAINST ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or adjournment thereof.
THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR BOTH PROPOSAL 1 AND PROPOSAL 2.

AIRTRAN HOLDINGS, INC. PROXY
The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Annual Meeting to be held May 15, 2002.
PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

I PLAN TO ATTEND __________

_______________________________(SEAL)
Signature
_______________________________(SEAL) Dated: ___________________, 2002
Signature

(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer).